                                                    STAGECOACH FUNDS-Registered
                                                                     Trademark-


              Annual Report
              OVERLAND EXPRESS
                    Sweep Fund



                               March 31, 1999

Overland Express Sweep Fund                                    TABLE OF CONTENTS
------------------------------------------------------------------------

    LETTER TO SHAREHOLDERS...........................................1

    INVESTMENT ADVISOR COMMENTARY AND
    PERFORMANCE AT A GLANCE

        Overland Express Sweep Fund..................................3

    PORTFOLIO OF INVESTMENTS

        Overland Express Sweep Fund..................................5

    STAGECOACH FUNDS

        Statement of Assets and Liabilities..........................9

        Statement of Operations.....................................10

        Statements of Changes in Net Assets.........................11

        Financial Highlights........................................12

        Notes to Financial Statements...............................14

    INDEPENDENT AUDITORS' REPORT....................................18

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                               Overland Express Sweep Fund
------------------------------------------------------------------------

TO OUR SHAREHOLDERS

  Thank you for investing in the Stagecoach Funds.
  We're pleased to provide you with this annual report for the period ended March 31, 1999. The report provides information about your investment over the 12-month period, including economic and market trends, a performance summary, a portfolio review and a strategic outlook.
  The Stagecoach Funds experienced another year of significant growth, with net assets increasing from $25 billion to $29 billion during the 12-month period ended March 31, 1999. We believe our success can be partly attributed to the confidence and support of our shareholders generated by the continued positive performance of many of the Funds. Of course, we'll do our best to provide prudent management to maintain and earn that confidence.
  The 12-month period that ended March 31, 1999 was marked by significant volatility. Stocks marched steadily upward early in the period, but later surrendered some of those gains during a sell-off in the stock market last summer. Last summer and fall, global financial turmoil disrupted the U.S. financial markets, but the economy still benefited from overseas flight to capital and aggressive monetary easing by the Federal Reserve Board that drove interest rates down to historic lows. By the end of the year, the stock market had set new highs as broad stock indexes were propelled higher by a series of upbeat earnings reports, and the economy's two-tiered performance produced solid economic growth. Overall, bond yields are significantly lower than they were a year ago, and fundamentals still point toward healthy growth during the balance of 1999. The combination of subdued inflation, moderating economic growth and strong foreign demand should set the stage for lower interest rates.
  During the 12-month period ended March 31, 1999, stocks, as measured by the S&P 500 Index,(1) returned 18.49%. The U.S. Government bond market increased 7.01% as measured by the Lehman Brothers Long

Overland Express Sweep Fund                               LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

Government Bond Index(2) during the period. Most shorter-dated money market yields dropped late in the period, while yields on longer-dated papers rose.
  According to the Investment Company Institute, an estimated 44 million U.S. households, or 77.3 million individual investors, owned mutual funds in 1998. Many of these investors have benefited from unprecedented growth in the market. While the latest signs of economic strength are positive, investors should manage their expectations. The challenges of investing in today's markets make mutual funds one of the most popular investment vehicles. We recommend that you continually review your investment portfolio with your financial consultant to determine an appropriate mix of investments to meet your ongoing needs.
  Over the years, the Stagecoach Funds have built a reputation for innovation, leadership and commitment to investors. We understand you have a variety of investment options and we appreciate your confidence in selecting us to help you meet your financial goals. Thank you again for your continued investment with the Stagecoach Funds.

Sincerely,

/s/ Michael J. Hogan
Michael J. Hogan
Senior Vice President
Wells Fargo Bank,
Mutual Fund Group

/s/ R. Greg Feltus
R. Greg Feltus
Chairman and President of
Stagecoach Funds

1 The "S&P 500 Index" is a trademark of the Standard and Poor's Corporation. The
  S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets.

2 The Lehman Brothers Long Government Bond Index is an unmanaged index composed of U.S. Treasury bonds with 20-year or longer maturities.

INVESTMENT ADVISOR COMMENTARY                        Overland Express Sweep Fund
------------------------------------------------------------------------

OVERLAND EXPRESS SWEEP FUND
  The Overland Express Sweep Fund seeks to provide investors with a high level of current income, while preserving capital and liquidity. The investment objective of the Fund is fundamental and may not be changed without shareholder approval.
  The Fund is managed by Michael Neitzke of Wells Capital Management Incorporated. Mr. Neitzke joined Wells Fargo Bank in 1996 from First Interstate Capital Management. He has more than a decade of experience in managing taxable money market mutual funds at First Interstate Bank and Union Capital Advisors. He holds a B.A. in Finance from California State University, Los Angeles.

PERFORMANCE SUMMARY
  For the 12-month period ending March 31, 1999, the Stagecoach Overland Express Sweep Fund's cumulative total return was 4.26%. The seven-day current yield for the Fund as of March 31, 1999, was 3.78%. Keep in mind that past performance is no guarantee of future results.

PORTFOLIO REVIEW
  Throughout the period, there were several events that affected the financial markets. Perhaps the most significant was the series of interest rate cuts by the Federal Reserve Board (the Fed) late in 1998. These cuts were a result of serious credit/liquidity problems overseas, and problems with several large U.S. hedge funds. It was clear the Fed was committed to maintaining liquidity in the markets by lowering interest rates. By adding later-dated securities to our portfolios, we were able to maintain competitive yields in the low interest rate environment.
  The Fund always maintains a core position in repurchase agreements and other short-dated securities when they are trading at the upper end of their expected range.

Overland Express Sweep Fund                        INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

STRATEGIC OUTLOOK
  With international and domestic markets relatively stable and inflation under control, interest rates are expected to remain in a fairly narrow trading range. However, as proven in late 1998, the Fed stands ready to provide necessary liquidity by further lowering interest rates if global markets continue to experience credit/ liquidity problems.
  The Fund is well positioned given current international economic conditions and low interest rates. We believe interest rates may remain unchanged at least until the end of 1999, and we will maintain the Fund's longer-than-average maturity structure. We believe it's prudent to focus more on credit quality and stability, rather than purely on yield, and on capital preservation and liquidity.

Figures quoted represent past performance, which is no guarantee of future results. The Fund is neither insured nor guaranteed by the U.S. Government.

The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions, the Fund's returns would have been lower. There is no guarantee such reductions will continue.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999            Overland Express Sweep Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             VARIABLE AND FLOATING RATE BONDS - 12.75%
$50,000,000  Abbey National Treasury Service                      4.79 %        07/26/99   $   49,986,567
 35,000,000  Abbey National Treasury Service                      4.85          08/17/99       34,989,811
 50,000,000  American Express                                     4.86          09/10/99       50,000,000
 40,000,000  Bank of America Corporation                          4.82          06/25/99       39,995,553
 25,000,000  Bank of America Corporation                          4.83          04/27/99       24,999,484
 50,000,000  Key Bank                                             4.87          09/23/99       49,995,321
 70,000,000  Key Bank                                             4.88          10/14/99       69,996,328
 75,000,000  Pepsico Incorporated                                 4.81          08/19/99       74,966,118
                                                                                           --------------
             TOTAL VARIABLE AND FLOATING RATE BONDS                                        $  394,929,182
             (Cost $394,929,182)

             COMMERCIAL PAPER - 39.32%
$135,000,000 Asset Securitization Coop Corporation++              5.00 %#       04/14/99   $  134,755,871
 40,000,000  Associates Corporation of North America              4.80 #        05/17/99       39,754,667
 50,000,000  Atlantis One Funding Corporation                     4.83 #        05/28/99       49,617,625
 60,000,000  Atlantis One Funding Corporation                     4.85 #        05/14/99       59,652,417
 10,000,000  Bank of America Corporation                          4.85 #        08/20/99        9,810,042
 20,000,000  CC USA Incorporated                                  4.84 #        05/12/99       19,889,756
 15,000,000  CC USA Incorporated                                  4.84 #        08/16/99       14,723,717
 50,000,000  Commercial Credit Corporation                        4.85 #        05/14/99       49,710,347
 40,000,000  CXC Incorporated++                                   4.87 #        04/13/99       39,935,067
 52,752,000  Enterprise Funding Corporation++                     4.87 #        04/29/99       52,552,187
 30,000,000  Ford Motor Credit Company                            4.81 #        05/14/99       29,827,642
100,000,000  Ford Motor Credit Company                            4.85 #        07/01/99       98,774,028
 10,000,000  General Electric Capital Services Incorporated       4.67 #        04/20/99        9,975,353
 30,000,000  Goldman Sachs Group LP                               4.84 #        07/07/99       29,608,767
 28,593,000  Greenwich Funding Corporation++                      4.84 #        05/17/99       28,416,168
100,000,000  Johnson & Johnson Corporation++                      4.75 #        04/20/99       99,749,306
100,000,000  Morgan Stanley Dean Witter                           4.87 #        04/08/99       99,905,306
 50,000,000  National City Corporation                            4.83 #        04/16/99       49,899,375
 35,000,000  National City Corporation                            4.85 #        04/20/99       34,910,410

Overland Express Sweep Fund            PORTFOLIO OF INVESTMENTS - MARCH 31, 1999
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             COMMERCIAL PAPER (CONTINUED)
$45,217,000  Park Avenue Receivables Corporation++                4.88 %#       04/23/99   $   45,082,153
 50,000,000  Riverwoods Funding                                   4.81 #        04/28/99       49,819,625
 75,000,000  Riverwoods Funding                                   4.84 #        05/21/99       74,495,833
 25,000,000  Salomon Smith Barney Holdings                        4.80 #        04/20/99       24,936,667
 32,500,000  Sheffield Receivables Corporation++                  4.88 #        04/12/99       32,451,539
  9,000,000  Variable Funding Corporation++                       4.82 #        05/13/99        8,949,390
 30,653,000  Windmill Funding Corporation++                       4.86 #        04/23/99       30,561,961
                                                                                           --------------
             TOTAL COMMERCIAL PAPER                                                        $1,217,765,219
             (Cost $1,217,765,219)

             CORPORATE BONDS & NOTES - 11.88%
$10,000,000  Abbey National Treasury Service                      5.64 %        07/15/99   $   10,008,577
 35,000,000  Abbey National Treasury Service                      5.65          07/27/99       34,991,105
 30,000,000  American Express Centurion Bank                      4.94          12/14/99       30,000,000
 25,000,000  Bank of America Corporation                          4.96          11/18/99       24,996,945
 30,000,000  Bank of America Corporation                          4.95 #        04/05/00       29,988,177
 25,000,000  Beta Finance Incorporated                            5.26          03/06/00       25,000,000
 50,000,000  Comerica Bank                                        4.94          01/10/00       49,988,510
 49,500,000  First Union National Bank                            5.35          09/09/99       49,500,000
 17,500,000  IBM Credit Corporation                               5.27          04/07/00       17,487,510
 16,500,000  IBM Credit Corporation                               5.57          08/17/99       16,495,751
 25,000,000  JP Morgan & Company Incorporated                     4.86          09/15/99       25,000,000
 40,000,000  Sigma Finance Incorporated                           5.23          03/29/00       40,000,000
 14,451,000  Signet Bank                                          9.63          06/01/99       14,542,978
                                                                                           --------------
             TOTAL CORPORATE BONDS & NOTES                                                 $  367,999,553
             (Cost $367,999,553)

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999            Overland Express Sweep Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM FEDERAL AGENCIES - 6.17%
$16,500,000  Federal Home Loan Banks                              4.95 %        02/17/00   $   16,493,013
 10,000,000  Federal Home Loan Banks                              4.95          08/19/99        9,993,855
 23,000,000  Federal Home Loan Banks                              5.54          07/13/99       23,048,305
 50,000,000  Federal National Mortgage Association                4.75 #        06/14/99       49,511,805
 30,000,000  Student Loan Mortgage Association                    4.77          11/05/99       30,000,000
 62,000,000  Student Loan Mortgage Association                    4.78          11/04/99       61,992,432
                                                                                           --------------
             TOTAL SHORT-TERM FEDERAL AGENCIES                                             $  191,039,410
             (Cost $191,039,410)

             CERTIFICATES OF DEPOSIT - 14.53%
$75,000,000  Chase Manhattan Bank                                 4.87 %        04/21/99   $   75,000,000
 50,000,000  Chase Manhattan Bank                                 5.10          04/20/99       50,000,000
 70,000,000  CIBC                                                 5.04          06/29/99       70,000,000
 25,000,000  Deutsche Bank                                        4.85          07/22/99       25,000,000
 20,000,000  FCC National Bank                                    4.82          04/22/99       20,000,000
 40,000,000  National Westminster Bank                            5.14          04/14/00       39,980,035
 40,000,000  RaboBank Nederland                                   5.13          03/24/00       39,981,109
 50,000,000  RaboBank Nederland                                   5.29          03/06/00       49,982,085
 30,000,000  RaboBank Nederland                                   5.74          05/19/99       29,997,355
 50,000,000  Swiss Bank                                           5.75          05/07/99       49,997,639
                                                                                           --------------
             TOTAL CERTIFICATES OF DEPOSIT                                                 $  449,938,223
             (Cost $449,938,223)

Overland Express Sweep Fund            PORTFOLIO OF INVESTMENTS - MARCH 31, 1999
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             REPURCHASE AGREEMENTS - 17.48%
$202,839,000 Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.90          04/01/99   $  202,839,000
250,000,000  JP Morgan Securities Incorporated Repurchase
               Agreement - 102% Collateralized by U.S.
               Government Securities                              4.88          04/01/99      250,000,000
 88,570,000  Morgan Stanley & Company Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.90          04/01/99       88,570,000
                                                                                           --------------
             TOTAL REPURCHASE AGREEMENTS                                                   $  541,409,000
             (Cost $541,409,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $3,163,080,587)* (Note 1)                         102.13%               $3,163,080,587
              Other Assets and Liabilities, Net                        (2.13)                  (65,861,891)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $3,097,218,696
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

 ++ REPRESENTS COMMERCIAL PAPER SOLD WITHIN TERMS OF PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 4(2) OF THE SECURITIES ACT OF 1933, THAT MAY BE RESOLD TO QUALIFIED INSTITUTIONAL BUYERS. THIS SECURITY WAS DEEMED LIQUID BY THE INVESTMENT ADVISER IN ACCORDANCE WITH PROCEDURES APPROVED BY THE FUND'S BOARD OF DIRECTORS.
  #  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 1999 Overland Express Sweep Fund
------------------------------------------------------------------------

                                                   OVERLAND
                                                    EXPRESS
                                                 SWEEP FUND

ASSETS
INVESTMENTS:
  In securities, at market value and
    cost (include repurchase agreements
    of $541,409,000)                         $3,163,080,587
  Cash                                               53,322
RECEIVABLES:
  Interest                                       16,636,595
Prepaid expenses                                     13,536
TOTAL ASSETS                                  3,179,784,040

LIABILITIES
Payables:
  Investment securities purchased                69,968,212
  Distribution to shareholders                    9,433,217
  Due to distributor (Note 2)                       735,046
  Due to adviser (Note 2)                         2,188,350
  Other                                             240,519
  TOTAL LIABILITIES                              82,565,344
TOTAL NET ASSETS                             $3,097,218,696
NET ASSETS CONSIST OF:
  Paid-in capital                            $3,097,743,692
  Undistributed net realized gain (loss)
    on investments                                 (524,996)
TOTAL NET ASSETS                             $3,097,218,696

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets                                   $3,097,218,696
Shares outstanding                            3,097,754,325
Net asset value and offering price per
  share                                      $         1.00
-----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                       STATEMENT OF OPERATIONS -
Overland Express Sweep Fund                    FOR THE YEAR ENDED MARCH 31, 1999
------------------------------------------------------------------------

                                                  OVERLAND
                                                   EXPRESS
                                                SWEEP FUND

INVESTMENT INCOME
  Interest                                   $ 151,527,631
TOTAL INVESTMENT INCOME                        151,527,631
EXPENSES (NOTE 2)
  Advisory fees                                 12,601,667
  Administration fees                            1,960,259
  Custody fees                                     473,760
  Shareholder servicing fees                     8,401,108
  Portfolio accounting fees                        621,571
  Transfer agency fees                           2,800,370
  Distribution fees                              8,401,108
  Legal and audit fees                             169,984
  Registration                                     401,147
  Directors' fees                                    2,488
  Shareholder reports                               46,085
  Other                                             59,682
Total Expenses                                  35,939,229
Less:
  Waived fees and reimbursed expenses             (934,459)
NET EXPENSES                                    35,004,770
NET INVESTMENT INCOME                          116,522,861
NET REALIZED GAIN (LOSS) ON SALE OF
  INVESTMENTS                                       32,554
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $ 116,555,415
----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                  Overland Express Sweep Fund
------------------------------------------------------------------------

                                                                      OVERLAND EXPRESS SWEEP FUND
                                             ----------------------------------------------------
                                                    FOR THE      FOR THE THREE            FOR THE
                                                 YEAR ENDED       MONTHS ENDED         YEAR ENDED
                                             MARCH 31, 1999     MARCH 31, 1998      DEC. 31, 1997

INCREASE IN NET ASSETS
OPERATIONS:
Net investment income                        $  116,522,861     $   27,812,589     $   93,283,901
Realized gain (loss) on sale of
  investments                                        32,554              6,512             (8,595)
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                               116,555,415         27,819,101         93,275,306
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (116,522,861)       (27,812,589)       (93,283,901)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                   7,434,822,164      1,536,002,681      5,854,849,943
  Reinvestment of dividends                           5,766              1,188              5,474
  Cost of shares redeemed                    (6,932,551,633)    (1,897,190,623)    (4,901,482,140)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS                                  502,276,297       (361,186,754)       953,373,277
INCREASE (DECREASE) IN NET ASSETS               502,308,851       (361,180,242)       953,364,682

NET ASSETS:
  Beginning net assets                        2,594,909,845      2,956,090,087      2,002,725,405

ENDING NET ASSETS                            $3,097,218,696     $2,594,909,845     $2,956,090,087
-------------------------------------------------------------------------------------------------

Shares issued and redeemed at constant $1.00 NAV

The accompanying notes are an integral part of these financial statements.

Overland Express Sweep Fund                                 FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     OVERLAND EXPRESS SWEEP
                                                                                       FUND
                                                                  -------------------------
                                                                                      THREE
                                                                                     MONTHS
                                                                   YEAR ENDED    ENDED MAR.
                                                                    MARCH 31,           31,
                                                                         1999      1998 (2)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $1.00         $1.00
                                                                  -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.04          0.01
LESS DISTRIBUTIONS:
  Dividends from net investment income                                 (0.04)        (0.01)
                                                                  -----------   -----------
NET ASSET VALUE, END OF PERIOD                                         $1.00         $1.00
                                                                  -----------   -----------
                                                                  -----------   -----------
TOTAL RETURN (NOT ANNUALIZED)                                          4.26%         1.11%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                $3,097,219    $2,594,910
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                           1.25%         1.25%
  Ratio of net investment income to average net assets(1)              4.16%         4.49%
-------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses(1)                                               1.28%         1.26%
Ratio of net investment income to average net assets prior to
  waived fees and reimbursed expenses(1)                               4.13%         4.48%
-------------------------------------------------------------------------------------------

(1) RATIOS INCLUDE ACTIVITY OF THE CASH INVESTMENT TRUST MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO MARCH 31.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                 Overland Express Sweep Fund
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         OVERLAND EXPRESS SWEEP FUND (CONT.)
                              ----------------------------------------------
                              YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1997        1996        1995        1994
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $1.00       $1.00       $1.00       $1.00
                              ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.04        0.04        0.05        0.03
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.04)      (0.04)      (0.05)      (0.03)
                              ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                           $1.00       $1.00       $1.00       $1.00
                              ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)                      4.47%       4.29%       4.80%       3.11%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                    $2,956,090  $2,002,725  $1,209,183    $812,559
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)          1.24%       1.24%       1.25%       1.25%
  Ratio of net investment
    income to average net
    assets(1)                      4.40%       4.20%       4.70%       2.92%
----------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses(1)                      1.26%       1.26%       1.28%       1.33%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses(1)                      4.38%       4.18%       4.67%       2.84%
----------------------------------------------------------------------------

(1) RATIOS INCLUDE ACTIVITY OF THE CASH INVESTMENT TRUST MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO MARCH 31.

The accompanying notes are an integral part of these financial statements.

Overland Express Sweep Fund                        NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
  Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992, and is currently comprised of thirty-one separate series. These financial statements represent the Overland Express Sweep Fund (the "Fund"), a diversified series of the Company.
  Effective at the close of business on December 12, 1997, the Funds of Overland Express Funds, Inc. were consolidated into the Company in a tax-free exchange for shares of designated classes of the corresponding Stagecoach fund. Also, at the close of business on December 12, 1997, funds structured as a "feeder" fund in a "master-feeder" structure were restructured to invest directly in a portfolio of securities, rather than to invest in a portfolio of securities through a "master" portfolio.
  The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies.
  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION
The Fund invests only in securities with remaining maturities not exceeding 397 days (thirteen months). Certain floating- and variable-rate instruments in the portfolio may have maturities in excess of 397 days, but carry a demand feature that permits the holder to tender the instruments back to the issuer at par value prior to maturity.
  The Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

NOTES TO FINANCIAL STATEMENTS                        Overland Express Sweep Fund
------------------------------------------------------------------------

SECURITY TRANSACTIONS AND INCOME RECOGNITION
Securities transactions are recorded on a trade date basis. Interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered.

REPURCHASE AGREEMENTS
Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Fund's Portfolio of Investments. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Fund are collateralized by instruments such as U.S. Treasury or federal agency obligations.

DISTRIBUTIONS TO SHAREHOLDERS
  Dividends to shareholders from net investment income, if any, are declared daily and distributed monthly. Any distributions to shareholders from net realized capital gains are declared and distributed at least annually.

FEDERAL INCOME TAXES
  The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at March 31, 1999. The Fund has capital loss carryforwards of $516,401 and $8,595 which will expire in the years 2004 and 2005, respectively. The Company's Board of Directors intends to offset net capital gains with the capital loss carryforwards, and no capital gain distribution shall be made until the carryforwards have been fully utilized or expire.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
  The Company has entered into an advisory contract on behalf of the Fund with WFB. Pursuant to the contract, WFB has agreed to provide the Fund with daily portfolio management. Under the contract, WFB is entitled to receive a

Overland Express Sweep Fund                        NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

monthly advisory fee at an annual rate of 0.45% of the average daily net assets of the Fund. On August 1, 1998, Wells Capital Management Incorporated ("WCM"), a wholly-owned subsidiary of WFB, began acting as investment sub-advisor to the Fund. WCM is entitled to receive from WFB, as compensation for its sub-advisory services to the Fund, a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets up to $960 million and 0.04% of the Fund's average daily net assets in excess of $960 million. WCM's minimum annual fee is $120,000 for the Fund. This minimum annual fee does not increase the advisory fees paid by the Funds to WFB.
  The Company has entered into a contract on behalf of the Fund with WFB, whereby WFB is responsible for providing custody and portfolio accounting services for the Fund. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the annual rate of 0.0167% of the Fund's average daily net assets. For portfolio accounting services, WFB is entitled to a monthly base fee of $2,000 plus an annual fee of 0.07% of the first $50 million of the Fund's average daily net assets, 0.045% of the next $50 million, and 0.02% of the Fund's average daily net assets in excess of $100 million.
  The Company has entered into a contract on behalf of the Fund with WFB, whereby WFB provides transfer agency services for the Fund. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.10% of the average daily net assets of the Fund.
  The Company has entered into a contract on behalf of the Fund with WFB, whereby WFB has agreed to provide shareholder services for the Fund. Pursuant to the contract, WFB is entitled to receive shareholder servicing fees at an annual rate of 0.30% of the average daily net assets of the Fund.
  Prior to March 25, 1999, the Company had entered into administration agreements on behalf of the Funds whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provided each Fund with administration services. Under the prior arrangement, WFB and Stephens were entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of each Fund's average daily net assets.
  On March 25, 1999, the Company entered into an Administration Agreement with WFB on behalf of the Funds. Under the Administration Agreement, WFB will act as the sole Administrator of the Funds and is entitled to receive monthly fees at an annual rate of 0.15% of the average daily net assets of the Funds.
  The Company has adopted a Distribution Plan on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan provides that the Fund may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at an annual rate of up to 0.30% of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS                        Overland Express Sweep Fund
------------------------------------------------------------------------

  Under the contracts and agreements described above, WFB and Stephens may each voluntarily waive fees or reimburse expenses to the Fund. Waived fees and reimbursed expenses continue at the discretion of WFB.
  Certain officers and one director of the Company are also officers of Stephens. As of March 31, 1999, Stephens owned 131,153 shares of the Fund.

3. CAPITAL SHARE TRANSACTIONS
  As of March 31, 1999, there were over 242 billion shares of $0.001 par value capital stock authorized by the Company. As of March 31, 1999, each Fund was authorized to issue 10 billion shares of $0.001 par value capital stock. Capital shares are issued and redeemed at a constant $1.00 net asset value as disclosed in the Statement of Changes in Net Assets.

4. SUBSEQUENT EVENTS
  On March 25, 1999, the Board of Directors of the Company approved the reorganization of the Funds into new portfolios of Wells Fargo Funds Trust. The reorganization is part of a larger plan to consolidate the Stagecoach Family of Funds with the Norwest Advantage Family of Funds following last November's merger of Wells Fargo & Company and Norwest Corporation. The Company will present the reorganization to Fund shareholders for their approval at a special shareholders' meeting that is planned for August 1999.

Overland Express Sweep Fund                         INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
Stagecoach Funds, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Overland Express Sweep Fund (one of the funds comprising Stagecoach Funds, Inc.) as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended March 31, 1999, the three-month period ended March 31, 1998, and the year ended December 31, 1997, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Overland Express Sweep Fund as of March 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

        [SIGNATURE]

San Francisco, California
May 7, 1999

                                                           LIST OF ABBREVIATIONS
------------------------------------------------------------------------

  The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FRN               --   Floating Rate Notes
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
LP                --   Limited Partnership
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MTN               --   Medium Term Note
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

Wells Fargo Bank, N.A. provides investment advisory services, shareholder services and/or certain other services for the Stagecoach Funds. Wells Capital Management Incorporated ("WCM") provides investment sub-advisory services for certain Stagecoach Funds. The Funds are distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo Bank, N.A. and WCM are not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.



STAGECOACH FUNDS-Registered
                 Trademark-
P.O. Box 7066
San Francisco, CA 94120-7066

DATED MATERIAL
PLEASE EXPEDITE


                                                               SC OEX AR (5/99)